UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2021

Commission File Number 001-33666

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	74-3204509
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9807 Katy Freeway, Suite 100, Houston, TX 77024

(Address of principal executive offices, zip code)

(281) 836-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.01 par value per share	AROC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 20, 2021, Wendell R. Brooks notified Archrock, Inc. (the “Company”) of his retirement from the board of directors of the Company (the “Board”) and as a member of the Board’s Audit and Compensation Committees, effective as of such date.  Mr. Brooks informed the Board that his retirement was not due to any disagreement with, or any matter relating to, the operations, policies or practices of the Company.  The Company thanks Mr. Brooks for his many contributions to the Company.

In addition, on January 20, 2021, Leonard W. Mallett was appointed to the Board to fill the vacancy resulting from Mr. Brooks’s retirement.  The Board determined that Mr. Mallett meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards.  Mr. Mallet will also serve as a member of the Board’s Compensation Committee.  Mr. Mallett’s addition to the Board is effective as of January 20, 2021.

There are no family relationships between Mr. Mallett and any director or other executive officer of the Company nor are there any transactions between Mr. Mallett or any member of his immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the United States Securities and Exchange Commission (the “Commission”). Further, there is no arrangement or understanding between Mr. Mallett and any other persons or entities pursuant to which Mr. Mallett was appointed as a director of the Company.

Upon his appointment to the Board, Mr. Mallet became entitled to receive the Company’s non-employee director compensation. The specific terms of the Company’s non-employee director compensation arrangements are described further in the Company’s annual proxy statement that was filed with the Commission on March 17, 2020 and Form 8-K filed with the Commission on April 30, 2020.

A press release dated January 20, 2021, announcing the retirement of Mr. Brooks and the appointment of Mr. Mallett as a director is filed as Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished as part of this report:

99.1	Company press release dated January 20, 2021
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary

January 21, 2021

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